Investor Relations Contact:
Jim Pirak
(425) 256-8284
jim.pirak@symetra.com

Media Relations Contact:
Diana McSweeney
(425) 256-6167
diana.mcsweeney@symetra.com

Symetra Financial Corporation Refinances Revolving Credit Facility

BELLEVUE, Wash. — (Dec. 14, 2011) — Symetra Financial Corporation (NYSE: SYA) today announced that the company is replacing its existing $200 million senior unsecured revolving credit facility with a new four-year $300 million facility. This new arrangement provides Symetra with access to an appropriately sized source of liquidity through 2015. In addition, JPMorgan Chase Bank, N.A., will replace Bank of America, N.A., as administrative agent.

J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are serving as co-bookrunners and co-lead arrangers on the transaction, with U.S. Bank, National Association participating as a named agent.

About Symetra
Symetra Financial Corporation (NYSE: SYA) is a diversified financial services company based in Bellevue, Wash. In business since 1957, Symetra provides employee benefits, annuities and life insurance through a national network of benefit consultants, financial institutions, and independent agents and advisors. For more information, visit www.symetra.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of current or historical facts included or referenced in this release that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. The words “will,” “believe,” “intend,” “plan,” “expect,” “anticipate,” “project,” “estimate,” “predict,” “potential” and similar expressions also are intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to Symetra’s:

•	estimates or projections of revenues, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, market share or other financial forecasts;

•	trends in operations, financial performance and financial condition;

•	financial and operating targets or plans; and

•	business and growth strategy, including prospective products, services and distribution partners.

These statements are based on certain assumptions and analyses made by Symetra in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate under the circumstances. Whether actual results and developments will conform to Symetra’s expectations and predictions is subject to a number of risks, uncertainties and contingencies that could cause actual results to differ materially from expectations, including, among others:

•	the effects of fluctuations in interest rates and a prolonged low interest rate environment;

•	general economic, market or business conditions, including further economic downturns or other adverse conditions in the global and domestic capital and credit markets;

•	investment losses;

•	recorded reserves for future policy benefits and claims subsequently proving to be inadequate or inaccurate;

•	deviations from assumptions used in setting prices for insurance and annuity products or establishing cash flow testing reserves;

•	continued viability of certain products under various economic and other conditions;

•	market pricing and competitive trends related to insurance products and services;

•	changes in amortization of deferred policy acquisition costs and deferred sales inducements;

•	financial strength or credit ratings downgrades;

•	the availability and cost of capital and financing;

•	the continued availability and cost of reinsurance coverage;

•	changes in laws or regulations, or their interpretation, including those that could increase Symetra’s business costs and required capital levels;

•	the ability of subsidiaries to pay dividends to Symetra;

•	the ability of the new executive leadership team to successfully implement business strategies;

•	the effects of implementation of the Patient Protection and Affordable Care Act;

•	the effects of implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•	the effects of implementation of the new accounting standard for deferred acquisition costs; and

•	the risks that are described from time to time in Symetra’s filings with the U.S. Securities and Exchange Commission, including those in Symetra’s 2010 Annual Report on Form 10-K and 2011 quarterly reports on Form 10-Q.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Symetra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Symetra or its business or operations. Symetra assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

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